                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    APRIL 6, 2006
                                                    -------------


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

                 NEVADA                                         33-0773180
----------------------------                                -------------------
(State or other jurisdiction                                  (IRS Employer
      of incorporation)                                     Identification No.)

                                    000-27267
                           --------------------------
                            (Commission File Number)

    4 MARCONI, IRVINE, CALIFORNIA                               92618
----------------------------------------                    --------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (949) 707-4800


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) Not applicable.

         (b) On April 6, 2006, the Company was advised by the family of Daniel Hou, that Daniel Hou had died on the morning of April 2, 2006. Accordingly, Mr. Hou ceased to be a member of the Board of Directors of the Company on April 2, 2006. On that date, Mr. Hou also ceased to be a member of the Audit, Compensation and Nominating Committees of the Board of Directors of the Company.

         (c) Not applicable.

         (d) Not applicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Exhibits.

                  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 10, 2006                          I/OMAGIC CORPORATION


                                               By: /S/ STEVE GILLINGS
                                                   -----------------------------
                                                   Steve Gillings
                                                   Chief Financial Officer